Exhibit 10.52

THIRD MODIFICATION OF PROMISSORY NOTE
("Modification")

Effective Date of Modification:        October 26, 2018

Original Promissory Note:

Effective Date:    July 30, 2015

Borrower:	Green Brick Partners, Inc. 2805 N. Dallas Pkwy.
Suite 400
Plano, TX 75093

Lender:	Inwood National Bank
7621 Inwood Road
Dallas, Texas 75209

Guarantors:	JBGL Mustang, LLC, a Texas limited liability company
JBGL Exchange, LLC, a Texas limited liability company
JBGL Builder Finance, LLC, a Texas limited liability company
Johns Creek 206, LLC, a Georgia limited liability company
GRBK Frisco LLC, a Texas limited liability company

Stated Principal Amount:    $50,000,000.00

Maturity Date:    July 30, 2017

First Modification of Promissory Note ("First Modification"):

Effective Date:    May 3, 2016
Maturity Date:    May 1, 2019

Second Modification of Promissory Note and Increase of Stated Principal Amount ("Second Modification"):

Effective Date:    October 27, 2017
Maturity Date:     May 1, 2019

Increased Stated Principal
Amount:    $75,000,000.00

THIRD MODIFICATION OF PROMISSORY NOTE        PAGE 1

(Original Promissory Note, First Modification, and Second Modification hereafter collectively referred to as the ''Promissory Note")

Collateral Documents:

a.
Terms, Conditions, Provisions, Deeds of Trust, Security Agreements, Guaranty Agreements, and other collateral described and contained in that certain Loan Agreement dated effective as of July 30, 2015, as subsequently amended (collectively, "Loan Agreement"), executed and delivered by Borrower and Guarantors and Lender, which Loan Agreement is incorporated herein by reference for all purposes

Modification to Promissory Note:

1. Interest Rate. Borrower and Lender acknowledge and agree that interest shall accrue on the unpaid principal balance of the Promissory Note outstanding from time to time until the Maturity Date at a floating rate per annum equal to the rate announced by Bank of America, N.A., its successors and assigns, from time to time, as its "Prime Rate" (herein known as the "lndex"), minus one-quarter of one percent (.25%). Adjustments due to changes in the Index are to be made on the effective date of any change in the Index. In no event shall the interest charged or paid hereunder exceed the highest maximum rate allowed by applicable law ("Highest Lawful Rate"). The Index is not necessarily the lowest rate charged by Lender on its loans and Borrower understands that Lender may make loans based on other rates as well. If the Index becomes unavailable during the term of this note, Lender may designate a substitute index after notice to Borrower. Lender will provide Borrower with the current Index rate upon Borrower's request. Notwithstanding the foregoing, at no time shall the interest charged be less than four percent (4%) per annum, nor more than the lesser of eighteen percent (18%) per annum or the Highest Lawful Rate.

2. Maturity Date. The "Maturity Date", as defined in the Promissory Note, the Loan Agreement, and all Collateral Documents, is hereby modified by deleting May 1,
2019, and substituting May 1, 2022.

Borrower hereby ratifies all previous advances, draws, and draw requests made under the terms of the Promissory Note and, further, Borrower hereby reaffirms all terms, conditions, and obligations of Borrower contained in the Promissory Note, the Loan
Agreement, and the Collateral Documents, and all ancillary documents thereto, except as modified herein. Borrower agrees that such modification shall in no manner alter, effect, impair, or abrogate the Promissory Note, the Loan Agreement, or the Collateral Documents describing the liens and security interests and collateral interests securing the payment of

THIRD MODIFICATION OF PROMISSORY NOTE        PAGE 2

same, and that said liens, security interests, and collateral interests shall not in any manner be waived; the purpose of this instrument being simply to modify the terms of the Promissory Note, the Loan Agreement, and the Collateral Documents, as set forth above. Except as modified above, all terms and provisions of the Promissory Note, the Loan Agreement, and the Collateral Documents, and of the instrument or instruments creating or fixing the liens, security interests, and collateral interests securing the payment of same, are and such shall be, and remain, in full force and effect as therein written.

To the extent a conflict exists between the terms and conditions contained in this Modification and the Collateral Documents, this Modification shall control.

THE REMAINDER OF THIS PAGE IS BLANK SIGNATURE PAGES FOLLOW

THIRD MODIFICATION OF PROMISSORY NOTE        PAGE 3

Executed effective as of (but not necessarily on) the date first written above.

BORROWER:

Green Brick Partners, Inc.,
a Delaware corporation

By: /s/ James R. Brickman
James R. Brickman
Chief Executive Officer

GUARANTOR:

JBGL Mustang, LLC,
a Texas limited liability company

By: /s/ James R. Brickman
James R. Brickman
Manager

JBGL Exchange, LLC,
a Texas limited liability company

By: /s/ James R. Brickman
James R. Brickman    Manager

JBGL Builder Finance, LLC
a Texas limited liability company

By: /s/ James R. Brickman
James R. Brickman    Manager

Johns Creek 206, LLC,
a Georgia limited liability company

By: /s/ James R. Brickman
James R. Brickman    Manager

THIRD MODIFICATION OF PROMISSORY NOTE        PAGE 4

GRBK Frisco LLC,
a Texas limited liability company

By: /s/ James R. Brickman
James R. Brickman
Manager

GRBK EDGEWOOD LLC,
a Texas limited liability company

By: /s/ James R. Brickman
James R. Brickman
Manager

JBGL Hawthorne, LLC
a Texas limited liability company

By: /s/ James R. Brickman
James R. Brickman
Manager

THIRD MODIFICATION OF PROMISSORY NOTE        PAGE 5

Lender:

INWOOD NATIONAL BANK

By: /s/ Keil W. Strickland
Keil W. Strickland
Senior Vice President

wj\loan. IS\inwood\JBGL mustang\mod3.ocl 2018\note.1a

THIRD MODIFICATION OF PROMISSORY NOTE        PAGE 6